As filed with the Securities and Exchange Commission on July 11, 2001
                                                      Registration No. 333-64806
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                         QUEST DIAGNOSTICS INCORPORATED
             (Exact name of registrant as specified in its charter)

    Delaware                          8071                       16-1387862
(State or other                (Primary Standard              (I.R.S. Employer
jurisdiction of             Industrial Classification        Identification No.)
incorporation or                 Code Number)
organization)
                         Quest Diagnostics Incorporated
                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)
                               -------------------
                             Leo C. Farrenkopf, Jr.
                         Quest Diagnostics Incorporated
                          Vice President and Secretary
                               One Malcolm Avenue
                           Teterboro, New Jersey 07608
                                 (201) 393-5000
                (Name, address, including zip code, and telephone
                number, including area code, of agent for service
                              of each registrant))
                               -------------------
                       See Table of Additional Registrants
                               -------------------
                                 With Copies to:
    Stephen T. Giove, Esq.                       Stuart H. Gelfond, Esq.
     Shearman & Sterling                Fried, Frank, Harris, Shriver & Jacobson
     599 Lexington Avenue                          One New York Plaza
   New York, New York 10022                     New York, New York 10004
        (212) 848-4000                               (212) 859-8000

    Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                                 CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                       Proposed         Proposed Maximum
         Title of each Class of                   Amount to be      Maximum Offering        Aggregate          Amount of
      Securities to be Registered                registered (1)      per share (2)      Offering Price (2)  registration fee
-------------------------------------------------------------------------------------------------------------------------------
Primary Offering:
Debt securities of Quest Diagnostics (3) (7)..
Preferred stock of Quest Diagnostics (4) (7)..
Common stock of Quest Diagnostics (5) (7).....       (2)                  (2)                 (2)
Guarantees of Debt Securities of Quest
Diagnostics (6)...............................
-------------------------------------------------------------------------------------------------------------------------------
Total.........................................   $600,000,000             100%            $600,000,000      $150,000 (8)
-------------------------------------------------------------------------------------------------------------------------------
Secondary Offering:
Common Stock of Quest Diagnostics.............       (9)                                                             (8)
===============================================================================================================================
                                                                                                       (Footnotes on next page)

    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

------------------

(1) We will determine the proposed maximum offering price per unit from time to time in connection with issuances of securities registered hereunder. The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(2)  Not applicable pursuant to General Instruction II.D of Form S-3.

(3) There is being registered hereunder an indeterminate principal amount of debt securities of our company as may be offered or sold from time to time by us. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate initial offering price not to exceed $600,000,000.

(4) There is being registered hereunder an indeterminate number of shares of our preferred stock as may be sold from time to time by us.

(5) There is being registered hereunder an indeterminate number of shares of our common stock as may be sold from time to time by us. This includes the associated rights to purchase our Series A Junior Participating Preferred Stock. The rights to purchase our Series A Junior Participating Preferred Stock initially are attached to and trade with the shares of our common stock being registered hereby.

(6) Registrants listed on the Table of Additional Registrants will fully, irrevocably and unconditionally guarantee on an unsecured basis our debt securities. Pursuant to Rule 457(n), no separate fee is required to be paid in respect of guarantees of our debt securities, that are being registered concurrently.

(7) Includes such indeterminate amount of debt securities, preferred stock and common stock of our company as may be issued upon conversion or exchange for any other securities registered hereunder that provide for conversion or exchange into debt securities, preferred stock or common stock of our company.

(8)  All registration fees have been previously paid by registrant.

(9) The selling shareholder, SmithKline Beecham plc, has previously filed to register 3 million shares of common stock of our company. This includes the associated rights to purchase our Series A Junior Participating Preferred Stock. The rights to purchase our Series A Junior Participating Preferred Stock initially are attached to and trade with the shares of our common stock being registered hereby.

         Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus included in this registration statement is a combined prospectus relating also to $50,000,000 of securities and 3,000,000 shares of common stock previously registered by us and SmithKline Beecham plc, respectively, under registration statement no. 333-54310 previously filed by the registrant on Form S-3 and declared effective on June 1, 2001. This registration statement amendment also constitutes post-effective amendment no. 2 to registration no. 333-54310, and such post-effective amendment no. 2 shall hereafter become effective concurrently with the effectiveness statement of this registration statement and in accordance with section 8(c) of the Securities Act of 1933, as amended.

                                           TABLE OF ADDITIONAL REGISTRANTS

                                                                                        Primary
                                                                   State or Other       Standard
                                                                   Jurisdiction of     Industrial     I.R.S. Employer
                                                                    Incorporation    Classification   Identification
Name                                                               or Organization     Code Number         Number
----                                                               ---------------     -----------         ------
Quest Diagnostics Holdings Incorporated.....................             DE               8071          23-2324658
Quest Diagnostics Clinical Laboratories, Inc...............              DE               8071          38-20-84239
Quest Diagnostics Incorporated.............................              CA               8071          95-2701802
Quest Diagnostics Incorporated.............................              MD               8071          52-0890739
Quest Diagnostics LLC......................................              IL               8071          36-4257926
Quest Diagnostics Incorporated.............................              MI               8071          38-1882750
Quest Diagnostics Incorporated.............................              CT               8071          06-1460613
Quest Diagnostics Incorporated.............................              MA               8071          04-3248020
Quest Diagnostics of Pennsylvania Inc......................              DE               8071          22-3137283
Quest Diagnostics Incorporated.............................              OH               8071          34-0944454
MetWest Inc................................................              DE               8071          33-0363116
Nichols Institute Diagnostics..............................              CA               8071          95-2955451
DPD Holdings, Inc..........................................              DE               8071          93-0988106
Diagnostics Reference Services Inc.........................              MD               8071          22-3479439
Laboratory Holdings Incorporated...........................              MA               8071          04-2449994
Pathology Building Partnership.............................              MD               8071          51-1188454
Quest Diagnostics Investments Incorporated*................              DE               8731          51-0314231
Quest Diagnostics Finance Incorporated*....................              DE               8071          51-0390719


* As indicated in the registration statement filed on July 10, 2001, this pre-effective amendment no. 1 to registration statement no. 333-64806 is being filed solely for the purpose of adding Quest Diagnostics Investments Incorporated and Quest Diagnostics Finance Incorporated as additional registrants.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 14.  Other Expenses of Issuance and Distribution.

         The following table sets forth all fees and expenses payable by the registrant in connection with the issuance and distribution of the securities being registered hereby (other than underwriting discounts and commissions). All of such expenses, except the SEC registration fee, are estimated.

         Securities and Exchange Commission registration fee......   $   150,000
         NYSE listing fee.........................................   $    65,000
         Legal fees and expenses..................................   $   200,000
         Transfer Agent's fees and expenses.......................   $    10,000
         Trustee's fees and expenses..............................   $    20,000
         Rating agency fees.......................................   $   420,000
         Accounting fees and expenses.............................   $   200,000
         Blue Sky fees and expenses (including counsel fees)......   $    10,000
         Printing expenses........................................   $   400,000
         Miscellaneous............................................   $    25,000
                                                                     -----------
                 Total............................................   $ 1,500,000
                                                                     ===========


Item 15.  Indemnification of Directors and Officers.

Limitation on Liability of Directors

         Pursuant to authority conferred by Section 102 of the Delaware General Corporation Law (the "DGCL"), Paragraph 11 of our certificate of incorporation (the "Certificate") eliminates the personal liability of directors to us or our stockholders for monetary damages for breach of fiduciary duty, including, without limitation, directors serving on committees of our board of directors. Directors remain liable for (1) any breach of the duty of loyalty to us or our stockholders, (2) any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (3) any violation of
Section 174 of the DGCL, which proscribes the payment of dividends and stock purchases or redemptions under certain circumstances, and (4) any transaction from which directors derive an improper personal benefit.


Indemnification and Insurance

         In accordance with Section 145 of the DGCL, which provides for the indemnification of directors, officers and employees under certain circumstances, Paragraph 11 of the Certificate grants our directors and officers a right to indemnification for all expenses, liabilities and losses relating to civil, criminal, administrative or investigative proceedings to which they are a party (1) by reason of the fact that they are or were our directors or officers or (2) by reason of the fact that, while they are or were our directors or officers, they are or were serving at our request as directors or officers of another corporation, partnership, joint venture, trust or enterprise.

         Paragraph 11 of the Certificate further provides for the mandatory advancement of expenses incurred by officers and directors in defending such proceedings in advance of their final disposition upon delivery to us by the indemnitee of an undertaking to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified under Paragraph 11. We may not indemnify or make advance payments to any person in connection with proceedings initiated against us by such person without the authorization of our board of directors.

         In addition, Paragraph 11 of the Certificate provides that directors and officers therein described shall be indemnified to the fullest extent permitted by Section 145 of the DGCL, or any successor provisions or amendments thereunder.

         In the event that any such successor provisions or amendments provide indemnification rights broader than permitted prior thereto, Paragraph 11 of the Certificate allows such broader indemnification rights to apply retroactively with respect to any predating alleged action or inaction and also allows the indemnification to continue after an indemnitee has ceased to be our director or officer and to inure to the benefit of the indemnitee's heirs, executors and administrators.

         Paragraph 11 of the Certificate further provides that the right to indemnification is not exclusive of any other right that any indemnitee may have or thereafter acquire under any statute, the Certificate, any agreement or vote of stockholders or disinterested directors or otherwise, and allows us to indemnify and advance expenses to any person whom the corporation has the power to indemnify under the DGCL or otherwise.

         Each of the form of underwriting agreement to be filed as Exhibits 1.1,
1.2 and 1.3 hereto will provide for the indemnification of the registrant, its controlling persons, its directors and certain of its officers by the underwriters against certain liabilities, including liabilities under the Securities Act.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors and officers and controlling persons pursuant to the foregoing provisions, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Certificate authorizes us to purchase insurance for our directors and officers and persons who serve at our request as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or enterprise against any expense, liability or loss incurred in such capacity, whether or not we would have the power to indemnify such persons against such expense or liability under the DGCL. We intend to maintain insurance coverage of our officers and directors as well as insurance coverage to reimburse us for potential costs of our corporate indemnification of directors and officers.


Item 16.  Exhibits and Financial Statements Schedules.

         The exhibits to this registration statement are listed in the Exhibit Index to this registration statement, which Exhibit Index is hereby incorporated by reference.


Item 17.  Undertakings.

         The undersigned registrant hereby undertakes:

              (a)(1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

                      (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; provided, however, that notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                      (iii) to include any material information with respect to
                            the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                      provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934 that are incorporated by reference in this registration statement;

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

                 (b) That, for the purposes of determining any liability under the Securities Act of 1933, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15 (a) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                 (c) To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforeceable.

         The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305 (b) (2) of the Trust Indenture Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED


                              By:                       *
                                 -----------------------------------------------
                                         Kenneth W. Freeman, Chairman of
                                      the Board and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                       Signature                                                  Title
                       ---------                                                  -----
                           *
-----------------------------------------------------        Chairman of the Board, Chief Executive Officer
                  Kenneth W. Freeman                            And Director (principal executive officer)

                           *
-----------------------------------------------------        Corporate Vice President and Chief Financial
                  Robert A. Hagemann                             Officer (principal financial officer)

                           *
-----------------------------------------------------        Vice President, Corporate Controller and Chief
                  Thomas F. Bongiorno                         Accounting Officer (chief accounting officer)

                           *                                 Director
-----------------------------------------------------
                   Kenneth D. Brody

                           *                                 Director
-----------------------------------------------------
                  William F. Buehler

-----------------------------------------------------        Director
                    Van C. Campbell

-----------------------------------------------------        Director
                    Mary A. Cirillo

                           *                                 Director
-----------------------------------------------------
                  William R. Grant

                                                             Director
-----------------------------------------------------
                  Dan C. Stanzione

                           *                                 Director
-----------------------------------------------------
                   Gail R. Wilensky

                           *                                 Director
-----------------------------------------------------
                    John B. Ziegler

*By: /s/   LEO FARRENKOPF, JR.                               Attorney-in-Fact
    ------------------------------------------------
           Leo Farrenkopf, Jr.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS HOLDINGS INCORPORATED


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS CLINICAL LABORATORIES, INC.


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (CA)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (MD)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS LLC


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (MI)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (CT)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (MA)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS PENNSYLVANIA INC.


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              QUEST DIAGNOSTICS INCORPORATED (OH)


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              METWEST INC.


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                              NICHOLS INSTITUTE DIAGNOSTICS


                              By:                       *
                                 -----------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                  DPD HOLDINGS, INC.


                                  By:                     *
                                     -------------------------------------------
                                     Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                  DIAGNOSTICS REFERENCE SERVICES INC.


                                  By:                    *
                                     -------------------------------------------
                                     Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                LABORATORY HOLDINGS INCORPORATED


                                By:                    *
                                   ---------------------------------------------
                                   Kenneth W. Freeman, Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                PATHOLOGY BUILDING PARTNERSHIP
                                By: Quest Diagnostics Incorporated (MD),
                                    General Partner


                                By:                     *
                                   ---------------------------------------------
                                   Kenneth W. Freeman
                                   Title:  Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

                Signature                                    Title
                ---------                                    -----

                    *
---------------------------------------------      Chief Executive Officer
            Kenneth W. Freeman                     (principal executive officer)

                    *                              President and Director
---------------------------------------------
            Surya N. Mohapatra

                    *                              Vice President and Director
---------------------------------------------
            Robert A. Hagemann

*By: /s/   LEO FARRENKOPF, JR.                     Attorney-in-Fact
    -----------------------------------------
           Leo Farrenkopf, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                    QUEST DIAGNOSTICS INVESTMENTS INCORPORATED


                                    By:      /s/ PETER C. FULWEILER
                                       -----------------------------------------
                                             Peter C. Fulweiler, President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

         Each individual whose signature appears below constitutes and appoints Michael E. Prevoznik and Leo C. Farrenkopf, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             Signature                       Title
             ---------                       -----

    /s/ PETER C. FULWEILER
----------------------------------      President and Director
        Peter C. Fulweiler

    /s/ ROBERT S. GALEN                 Vice President and Director
----------------------------------
        Robert S. Galen

    /s/ LOUIS HEIDELBERGER              Director
----------------------------------
        Louis Heidelberger

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 1 to the registration statement to be signed on our behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on July 11, 2001.

                                         QUEST DIAGNOSTICS FINANCE INCORPORATED


                                         By:      /s/ PETER C. FULWEILER
                                            -----------------------------------
                                               Peter C. Fulweiler, President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities indicated on July 11, 2001.

         Each individual whose signature appears below constitutes and appoints Michael E. Prevoznik and Leo C. Farrenkopf, Jr., and each of them singly, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, any related registration filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Signature                           Title
           ---------                           -----

    /s/ PETER C. FULWEILER
----------------------------------      President and Director
        Peter C. Fulweiler

    /s/ ROBERT S. GALEN                 Vice President and Director
----------------------------------
        Robert S. Galen

    /s/ LOUIS HEIDELBERGER              Director
----------------------------------
        Louis Heidelberger

                                 EXHIBIT INDEX

  Exhibit
  Number       Description of Exhibit
  ------       ----------------------
     *1.2      Underwriting Agreement for Debt Securities.
     *1.3      Underwriting Agreement for Preferred Stock.
     *1.1      Underwriting Agreement for Common Stock.
      3.1      Certificate of Incorporation of Quest Diagnostics Incorporated
               (filed as an exhibit to our registration statement on Form 10
               (File No. 1-12215) and incorporated hereby by reference).
      3.2      Amendment to Certificate of Incorporation of Quest Diagnostics
               Incorporated (filed as an exhibit to our proxy statement on
               Schedule 14A dated April 12, 2000 and incorporated herein by reference).
      3.3      Amended and Rested By-Laws of Quest Diagnostics Incorporated
               (filed as an exhibit to our 2000 annual report on Form 10-K and incorporated herein by reference).
      4.1      Form of Rights Agreement dated December 31, 1996 (the "Rights
               Agreement") between our company and Harris Trust and Savings Bank as Rights Agent (filed as an Exhibit to our registration
               statement on Form 10 (File No. 1-2215) and incorporated herein by reference).
      4.2      Form of Amendment No. 1 effective as of July 1, 1999 to the
               Rights Agreement (filed as an exhibit to our current report on
               Form 8-K dated August 16, 1999 and incorporated herein by
               reference).
      4.3      Form of Amendment No. 2 to the Rights Agreement (filed as an exhibit to our 1999 annual report on Form 10-K and incorporated herein by reference).
      4.4      Indenture for senior debt securities, dated as of June 27, 2001
               (filed as an exhibit to our current report on Form 8-K dated July
               2, 2001 and incorporated herein by reference).
      4.5      First Supplemental Indenture for senior debt securities, dated as of June 27, 2001 (filed as an exhibit to our current report on
               Form 8-K dated July 2, 2001 and incorporated herein by
               reference).
      4.6      Form of Subordinated Indenture (filed as an exhibit to our registration statement on Form S-3 (File No. 333-54310) and incorporated herein by reference).
      4.7      Form of Debt Security included in the First Supplemental
               Indenture (filed as an exhibit to our current report on Form 8-K dated July 2, 2001 and incorporated herein by reference) and included in the Form of Subordinated Indenture (filed as an exhibit to our registration statement on Form S-3 (File No.
               333-54310) and incorporated herein by reference).
     *4.8      Certificate of Designation relating to preferred stock.
     *4.9      Depositary Agreement relating to preferred stock.
    *4.10      Depositary Receipt (included in the Depositary Agreement).
     4.11      Form of Amendment No. 3 to the Rights Agreement (filed as an exhibit to our 2000 annual report on Form 10-K and incorporated herein by reference).
     +5.1      Opinion of Shearman & Sterling.
     *8.1      Opinion of Shearman & Sterling as to tax matters.
    +12.1      Computation of Ratio of Earnings to Fixed Charges and Earnings to
               Combined Fixed Charges and Preferred Stock Dividends.
    +23.1      Consent of Shearman & Sterling (included in Exhibit 5.1).
    *23.2      Consent of Shearman & Sterling (included in Exhibit 8.1).
   ++23.3      Consent of PricewaterhouseCoopers LLP, as independent accountants for Quest Diagnostics Incorporated.
   ++23.4      Consent of PricewaterhouseCoopers LLP, as independent accountants for SmithKline Beecham Clinical Laboratories, Inc. and Certain
               Related Affiliates.
    +24.1      Powers of Attorney (included on signature page).
    +25.1      Form T-1 Statement of Eligibility of the Senior Indenture
               Trustee.
    +25.2      Form T-1 Statement of Eligibility of the Subordinated Indenture
               Trustee.
---------------
* Executed versions of these documents will, if applicable, be filed by Current Report on Form 8-K after the issuance of the securities to which they relate.
+  Previously filed.
++ Filed herewith.